SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2010

BIOTIME, INC.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed.  Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 5 − Corporate Governance and Management

Item 5.02 − Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

With the approval of the members of our Board of Directors who are “independent” under the rules of the NYSE Amex, the boards of directors of our subsidiaries, OncoCyte Corporation, OrthoCyte Corporation, Embryome Sciences, Inc. and BioTime Asia, Limited, have authorized the adoption of stock option plans for those subsidiaries.  The subsidiary stock option plans (the “Subsidiary Plans”) will permit the subsidiaries to grant stock options or sell restricted stock to employees of the subsidiaries and BioTime.

OncoCyte, OrthoCyte, and Embryome Sciences have each reserved 4,000,000 shares of their common stock for issuance upon the exercise of options or through restricted stock sales under their respective stock option plans.  BioTime Asia has reserved 1,600 ordinary shares for issuance upon the exercise of options or through restricted stock sales under its stock option plan.

Reasons for the Subsidiary Plans

Stock options and sales of restricted stock are an important part of the compensation packages for employees, directors, and consultants.  We strongly believes that the ability of our subsidiaries to attract and retain the services of employees, directors, and consultants depends in great measure upon the ability of our subsidiaries to provide the kind of incentives that are derived from the ownership of stock and stock options and that are offered by other pharmaceutical development and biotechnology companies.  This is especially true for us and our subsidiaries since the compensation that we and they offer is often lower than the compensation packages offered by competing companies.

Summary of the Subsidiary Plans

The following summary of the Subsidiary Plans is a summary only and does not purport to be a complete description of all of the terms and conditions of the Subsidiary Plans, and is qualified in all respects by reference to the full text of the Subsidiary Plans, copies of which are available upon request from our corporate Secretary.

Administration of the Subsidiary Plans

Each Subsidiary Plan is administered by the board of directors of the applicable subsidiary, which determines which officers, employees, consultants, scientific advisory board members and independent contractors of the subsidiary or BioTime are to be granted options or sold restricted stock, the number of shares subject to the options granted or to be sold as restricted stock, the exercise price of the options or price at which restricted stock will be sold, and certain other terms and conditions of the options and restricted stock purchase agreements.  Each Subsidiary Plan permits the subsidiary board of directors to delegate administration of the Subsidiary Plan to a committee or subcommittee of the subsidiary board of directors.

No options may be granted and no restricted stock may be sold under a Subsidiary Plan more than ten years after the date the Subsidiary Plan was adopted by the subsidiary board of directors.

Terms of the Options

Options granted under the Subsidiary Plans may be either "incentive stock options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options.  Incentive stock options may be granted only to our employees and employees of our subsidiaries.  Under the Code, the exercise price of incentive stock options granted under the Subsidiary Plans must be equal to the fair market of the Subsidiary shares on the date the option is granted.  In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of the stock of the subsidiary, the exercise price of any incentive stock option must be at least 110% of the fair market value of the option shares on the grant date, and the term of the option may be no longer than five years.  The aggregate fair market value of the shares (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The option exercise price may be payable (i) in cash, (ii) if the subsidiary common stock becomes publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the subsidiary sufficient funds to pay the exercise price, or delivery, by the optionee to the subsidiary, of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the subsidiary cash or a check sufficient to pay the exercise price, (iii) to the extent explicitly provided in the applicable option agreement, by (A) delivery of shares of subsidiary common stock owned by the option holder having a fair market value equal to the exercise price, (B) net exercise of the option pursuant to which the option holder agrees to surrender a sufficient number of shares obtained through exercise of the option, valued at fair market value, to satisfy the exercise price, or (C) payment of such other lawful consideration as the subsidiary board of director may determine.

Options granted under the Subsidiary Plans are nontransferable except by will or the laws of descent and distribution.  Under the Code, incentive stock options may be exercised only during employment or within three months after termination of such employment, subject to certain exceptions in the event of the death or disability of the optionee.

Certain Adjustments to Number of Shares and Exercise Price

In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, the subsidiary board of directors will adjust, in a manner that the board determines:  (i) the number and class of securities available under the Subsidiary Plan; (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding option; (iii) the repurchase price per security subject to repurchase; and (iv) the terms of each other outstanding stock-based award.

Corporate Reorganization or Liquidation

Upon the consummation of a merger of a subsidiary in which the shareholders of the subsidiary no longer own a majority of the outstanding equity securities of the subsidiary (or its successor); or any sale of all or substantially all of the assets or capital stock of the subsidiary (other than in a spin-off or similar transaction), or any other acquisition of the business of the subsidiary, as determined by the subsidiary board of directors, appropriate provision will be made for the continuation of outstanding options or restricted stock awards by the subsidiary or the assumption of the options or restricted stock awards by the surviving or acquiring company, and by substituting on an equitable basis for the shares then subject to the options or restricted stock awards either:  (a) the stock or other consideration payable with respect to the outstanding shares of subsidiary common stock in connection with the transaction, (b) shares of stock of the surviving or acquiring corporation, or (c) other securities or other consideration as the subsidiary board of directors deems appropriate, provided, that the fair market value of the substituted securities does not materially differ from the fair market value of the subsidiary shares subject to the options or restricted stock awards.  The subsidiary board of directors may also accelerate the expiration date of options, or provide that options will be terminated in exchange for a cash payment equal to the excess of the fair market value of the shares subject to the options over the option exercise price, but the termination date of an option may not be accelerated unless the vesting of the option is accelerated so that it becomes exercisable prior to being terminated.

If a subsidiary merges or consolidates with another company, or if the subsidiary acquires property or stock of another company, the subsidiary may grant options or restricted stock in substitution for stock and stock-based awards issued by the other company.

Restricted Stock Sales

In lieu of granting options, a subsidiary may enter into restricted stock purchase agreements with eligible employees and other persons under which they may purchase subsidiary shares subject to certain vesting and repurchase restrictions set by the subsidiary board of directors.  The subsidiary will have the right to repurchase unvested shares at the shareholder’s cost or other price determined in the award upon the occurrence of specified events, such as termination of employment.

Grants of Options Under Subsidiary Plans

The following tables present certain information about the options granted to our executive officers and directors under the Subsidiary Plans.  In each case the options will vest and become exercisable in equal quarterly installments on the last day of each calendar quarter provided that the grantee of the option remains an employee or director of BioTime or the subsidiary.

While our common shares are listed on the NYSE Amex, all grants of options under the Subsidiary Plans to our executive officers and directors must be approved by the BioTime Compensation Committee or by a majority of the members of the BioTime Board of Directors who are “independent” under the rules of the NYSE Amex, in addition to being approved by the subsidiary board of directors.

OncoCyte Corporation

	Number of	Exercise	Market
Name	Options Granted	Price	Value(1)	Expiration Date

Michael D. West	500,000	$0.67	$0.08	12/28/2020
Robert W. Peabody	250,000	$0.67	$0.08	12/28/2020

OrthoCyte Corporation

	Number of	Exercise	Market
Name	Options Granted	Price	Value(1)	Expiration Date

Michael D. West	500,000	$0.05	$0.05	12/28/2020
Robert W. Peabody	250,000	$0.05	$0.05	12/28/2020

Embryome Sciences, Inc.

	Number of	Exercise	Market
Name	Options Granted	Price	Value(1)	Expiration Date

Michael D. West	500,000	$2.05	$0.09	12/28/2020
Robert W. Peabody	250,000	$2.05	$0.09	12/28/2020

BioTime Asia, Limited

	Number of	Exercise	Market
Name	Options Granted	Price	Value(1)	Expiration Date

Michael D. West	200	$0.01	$0.01	12/28/2020
Robert W. Peabody	100	$0.01	$0.01	12/28/2020

(1)  The exercise price of the options is equal to the fair market value of the shares for which the options can be exercised, as determined by the subsidiary boards of directors based upon a valuation obtained from an independent appraiser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: January 3, 2011	By:	/s/ Robert W. Peabody
Robert W. Peabody, Senior Vice President, Chief Operating Officer and
Chief Financial Officer